EXHIBIT 32

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

           The undersigned, Chang-de Li, the Chief Executive Officer and Principal Financial Officer of MINGHUA GROUP INTERNATIONAL HOLDINGS LIMITED (the "Company"), DOES HEREBY CERTIFY that:

           1. The Company's Quarterly Report on Form 10-QSB for the quarter ended September 30, 2004 (the "Report"), fully complies with the requirements of
Section 13(a) of the Securities Exchange Act of 1934; and

           2. Information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

           IN WITNESS WHEREOF, each of the undersigned has executed this statement this 15th day of November, 2004.


                                             /S/ CHANG-DE LI
                                             -----------------------------------
                                             Chang-de Li
                                             CEO and Principal Financial Officer

A signed original of this written statement required by Section 906 has been provided to Minghua Group International Holdings Limited and will be retained by Minghua Group International Holdings Limited and furnished to the Securities and Exchange Commission or its staff upon request.